UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2011

TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David M. Goldberg resigned from our Board of Directors, effective on July 10, 2011. The reasons for Mr. Goldberg’s resignation are set forth in his correspondence to the other Board members, a copy of which is attached hereto as Exhibit 17.1.

While we regret that Mr. Goldberg has resigned from our Board of Directors, we appreciate the contributions he has made to the Board and to the Company during his tenure. We wish him success in his future endeavors.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this report:
Exhibit No.	Description

17.1	Resignation Letter of David M. Goldberg, dated July 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date: July 14, 2011

By /s/ James J. Connor
James J. Connor
Secretary and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1	Resignation Letter of David M. Goldberg, dated July 10, 2011